                                                                   EXHIBIT 10.17

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                               PURCHASE AGREEMENT

         This Purchasing Agreement is made the 1st day of June, 1996 by and between Applied Materials, Inc., a Delaware corporation having its primary place of business in Santa Clara, CA (hereinafter called Purchaser) and MKS Instruments, Inc., having its primary place of business in Andover, MA (irhereinafter called Seller).

         Whereas the parties wish to enter into a written agreement to establish terms, delivery periods, and pricing for the purchase and sale of certain products (identified in Attachment 1), and in consideration of the mutual promises set forth in this Agreement Purchaser and Seller agree as follows:

I.       PURPOSE

To fully satisfy the ultimate customer by entering into a long-term, mutually beneficial business relationship for a competitive advantage through continuous improvement processes.

II.      MUTUAL UNDERSTANDING

         1. Build a creative relationship with teams to manage design, resource planning, and quality.
         2.       Manage the relationship, not transactions.
         3.       Commit totally to continuous Improvement.
         4.       Manage total cost for mutual profitability.
         5. Recognize co-destiny in business decisions through a long-term, productivity-based agreement.
         6.       Share forecasts.
         7. Reduce cycles through stocking programs and production control.

III.     TERM OF THE AGREEMENT

The initial term of this Agreement is for six (6) years, effective June I, 1996, with an option to extend for twelve (12) months at the Purchaser's discretion.

IV.      SCOPE

Seller will supply and Purchaser will purchase products, at all locations, in accordance with attached price list (Attachment 1). Products will be purchased

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.


pursuant to this agreement via a Master Purchase Order Agreement (Attachment 7) and delivered in accordance with Purchaser's Terms and Conditions (Attachment 3) and all products will conform to applicable product specification. (Attachment 11, 12, 13), except for notations in Seller's response (Attachment 14). All parties agree to the terms and conditions on Attachment 3. If there is a conflict between the Terms and Conditions on Attachment 3 and this Agreement, the Terms and conditions of this Agreement shall prevail.

V.       PRICING

         1. All base prices and price reductions as listed in the Contract Parts Price List (Attachment 1) are firm through the first year of the agreement and are established as the "benchmark" for all future price adjustments. Pricing will be ************************* and,
******************************************************, will be adjusted to reflect the change ************************************************************
*****. A copy of the past *********** is attached as part of this contract (Attachment 2).

         2. Seller agrees to supply Buyer written notice
**************************** ****** on any Item being obsoleted or unavailable for purchase. Seller agrees to continue contract pricing the price at the time of notification, for ******************.

VI.      MOST FAVORED CUSTOMER

All of the prices, terms, warranties and benefits granted by Seller to Purchaser herein are the same or better than the equivalent terms being offered by Seller to any customer with like quality and quantity, but in no case will the prices quoted Purchaser for sale be unlawfully discriminatory under any federal, state or local laws.

VII.     QUALITY/DELIVERY

Buyer agrees to furnish Seller with a monthly report showing Seller's quality and delivery performance as it applies to the performance of this Agreement.

         A.       Tracking

         1. Commencing June 1, 1996, Seller will implement a continuous productivity program that will ultimately result in a ********************************** ***************************. The continuous improvement program goals are attached

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

(Attachment 8). The productivity projects are jointly agreed on by both parties and involve the following types of activities:

                  i.       manufacturing process improvements

                  ii. the Seller's involvement in the design process to assure manufacturability and serviceability

                  iii. target savings for the materials/design on new development projects

                  iv. review of processes and equipment to ensure quality and cost

                  V. drawing and configuration control provided by Seller provided on a need to know basis. The Buyer respects the Sellers proprietary documents and processes.

         2. These performance measurements are expressed in the Supplier Performance detail Report, which is generated on a weekly basis by Purchaser. Purchaser agrees to forward the Supplier Performance Report to Seller on a timely basis and agrees to work with the Seller on the removal of any mutually agreed upon invalid Quality and Delivery statistics. Seller agrees to conform to the quality clauses as specified in Attachment 3, Article 10, and meet or exceed milestone goals as expressed in Article VII. Seller agrees to meet or exceed these Performance Standards for each of the Purchaser's product divisions. PPMs will be calculated based on Attachment 4.

         B.       Quality Clauses

         1. Purchaser reserves the right to audit the manufacturing and/or quality process to assure policies and procedures are being followed, with 24 hours notice to the Seller.

         2. After acceptance as a qualified source,
******************************** ******** in ********** or design in the product being delivered to Purchaser and further agrees
****************************************************************************
******************************************************************************
**********.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

VIII.    LEAD TIMES

Seller will provide a written plan to Purchaser outlining a measurable program to reach lead times at Identified in Attachment 9.

IX.      AGREEMENT ADMINISTRATION

Purchaser and Seller will meet at least once per quarter to mutually evaluate the performance of each of the parties (Quarterly Business Reviews). Areas to be addressed will include, but no be limited to, the following:

                  ******************************
                  ******************************
                  ******************************
                  ******************************
                  ******************************
                  ******************************
                  ******************************
                  ******************************
                  ******************************

At each review, the performance of each participant will be quantified where applicable. Goals to be achieved before the next review will be mutually established.

In addition to the above Quarterly Business Reviews, monthly quality and delivery meetings will be scheduled. These meetings will be at a location mutually agreed upon and set up to discuss current quality and delivery Issues. Purchaser will share PPM information with Seller and discuss progress towards attaining mutual goals. Minutes and action items will be the responsibility of the Purchaser and will be approved by the Seller and become part of the working file and part of the review process for contract renewals.

X.       FORECASTING

         1. Purchaser will provide Seller with a weekly
**************************** forecast. Each forecast shall be deemed proprietary for Seller's reference only. Production schedule information will be provided to Seller on a quarterly basis listing production objectives. Buyer agrees to target accuracy standards on a ************

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

************ provided to Seller.

XI.      RESTOCKING FEES

Seller will accept up to **************************************************** if
not used and in original packaging for a *****************************************. Buyer can return such unused product to Seller if is less than or equal to ***********. Buyer will be responsible for the freight when returning unused product back to Seller. Specials and products unique (or unique in volume) to the Buyer will be negotiated on a situation basis, based on the ability to reuse and/or resell product.

XII.     CANCELLATION FEES

All cancellation will be in writing (fax) or by electronic mail. The following cancellation tees will apply to "spot buy" purchases:

         **************************************                         ********
         **************************************                         ********
         **************************************                         ********
         **************************************                         ********

XIII.    TERMS OF PAYMENT

Payment by Purchaser shall be net 30.

XIV.     INVOICING

Bus Route Program: In accordance with Attachment 15.

Spot Buy Program: Seller shall submit an invoice reflecting Buyer pail number, Purchase Order number, quantity ordered, shipped and back ordered (if applicable), per product price and extended pricing.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

XV.      DESIGN CHANGES

Seller agrees for the duration of the
Agreement,*********************************
******************************************************************************
**************.

Buyer and Seller will mutually agree upon the time required to implement changes which Buyer desires in the design, applicable drawings or specifications for any product(s) covered by this Agreement, and upon the impact of such changes, if any, on the terms and conditions applicable to the new product(s). In the event Buyer's changes alter the pricing, delivery, lead time or other terms of this Agreement, and agreement upon altered terms cannot be reached, the subject product(s) may be removed from this Agreement without affecting the remaining products.

XVI.     SHIPPING TERMS

Price basis and all shipments will be *****************************************
*****************************************. Seller will use Buyers shipping account for best rates (********************).

XVII.    BUS ROUTE

This Purchase Agreement authorizes Seller to create and maintain inventory, subject to this Agreement, for the Bus Route Program.

Releases against this Purchase Agreement shall be made as facsimile or EDI transmission. They shall specify
**************************************************
****************************************. Buyer may release part number and quantities required on an as-needed basis. The transmission will contain ******************** ********************. The first release of
**************************************** **********************. The parts will be **************************************** ****************. The second release of **************************************** ****************. These parts will be picked up by Buyer *****************************
****************************************. The transmission can be used
******************** by the Seller.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

Buyer shall provide Seller with an anticipated **************************** requirement on a weekly basis. The forecasts are not binding, do not represent firm orders, and are provided for reasonable planning purposes only.

Seller agrees to be able to meet a **** upward or downward variation quarterly in Buyer's forecasted demand for items produced in the United States. This quantity will be adjusted quarterly based on forecasted demand. Deliveries for demand for bus route items variations exceeding **** on a quarterly basis shall not be included in the calculation of late delivery PPM under this Agreement.

XVIII.   PRICING AND STANDARDS OF PERFORMANCE

         1. The Purchaser's commitment to purchase from Seller during the period of performance is contingent upon the ****************************************
****************************************. Buyer retains the right
*********************
***********************************************************.

         2. Seller agrees to maintain an inventory level of ********** of usage based on the monthly forecast quantity at Seller's facilities.

         3. Seller will be notified when product is rejected by Purchaser for failure to conform to Purchaser's Quality Standards, and upon receipt of such notice Seller will promptly
********************************************************************************
****************************************. Rejected product and a Discrepant
Material Report (Attachment 5) will be forwarded to the Seller. Charges for the item(s) are to be based upon Purchaser and Seller agreement over cause of defect.

XIX.     LIMITS OF LIABILITY

Purchaser's maximum liability in the event of termination is limited to ********* ************************* for parts modified to Purchaser's specifications based on the rolling forecast provided by Purchaser. Items which are ************************** ****************************************, will be
Identified by the Seller and, if long lead time components are identified, liability in excess of **********, the Buyer and Seller will negate the liability.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

XX.      WARRANTY

Seller warrants that all Items delivered will be merchantable, will be free of defects in materials, workmanship and title, and will conform to all applicable specifications, drawings and descriptions set forth herein or furnished by Purchaser for a period determined on Attachment 16 (Product Model Pricing).

Seller shall hold Purchaser harmless from any claim that any item supplied by Seller infringes any patent, copyright or other intellectual property right of any third party, except to the extent that such item was manufactured in compliance with Buyer's detail design for specific structure.

XXI.     PRODUCT DEVELOPMENT

In the event Seller and Purchaser jointly develop new products, any arrangement may be covered under separate agreements apart from this Master Agreement, and shall have no effect on this Agreement

XXII.    GLOBAL PRICING

Seller agrees to extend the pricing negotiated in this contract, Attachments 1 and 2, multiplied by ******, to all of Applied Material's international divisions and subsidiaries.
********************************************************************************
*********** at time of purchase.

XXIII.   TESTING

Bi-annually Seller will provide Buyer with testing data and results of ************* tested under current Sematech standards. This data will be submitted during the quarterly business reviews of the testing, preferably six months from the effective date of the contract and, again, six months later.

Seller will conduct testing ********************* valves in accordance with Attachment 17 and provide Buyer with complete testing data bi-annually.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

XXIV.    SAFETY

Seller agrees to protect its own and its subcontractor's work and be responsible under all circumstances for their condition and to protect Purchaser's facility, property, employees and the public from damage or injury. Seller agrees to abide by and observe all standards of the Occupational Safety & Health Administration which are applicable to the work being performed at Applied Material facilities as well as all miss and regulations that may be issued by Purchaser from time to time.

XXV.     PUBLICITY

No release shall be made to the news media or to the general public relating to the Agreement without the prior written approval of both parties. All parties recognize that news releases made by either party shall recognize the participation and contributions of the other party.

XXVI.    CONFIDENTIALITY AGREEMENT

The technical data and information which has been or may be furnished to Seller by Purchaser in connection with Seller's supply of products, or purchasing services is the property of Purchaser and has been furnished solely to enable Seller to render service to Purchaser in accordance with the Non-disclosure Agreement (Attachment 6).

XXVII.   FORCE MAJEURE

Neither party shall be liable for failure to perform any of its obligations under this agreement during any period in which such party cannot perform due to fire, flood, or any other natural disaster, war, embargo, riot, or the intervention of any government authority, provided that the party so delay immediately notified the other party of such delay. If Seller's performance is delayed for these reasons **** ************************. Purchaser may terminate this agreement and/or Purchaser Orders thereunder by giving Seller written notice, which termination shall be effective upon receipt of such notice. If Purchaser terminates, its sole liability under this agreement or any other Purchase Orders issued thereunder will be to pay any balance due for conforming product (1) delivered by Seller before receipt of Purchaser's termination notice; and (2) ordered by Purchaser for delivery and actually delivered within fifteen (15) days after receipt of Purchaser's termination notice.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

XXVII.   NOTICES

Notices, reports, and other communications made with respect to this agreement will be given In writing, addressed to the parties at the following addresses or such other addresses as may be designated in writing by either party to the other. All notices required to be given will be effective when delivered by hand or when deposited in the United States Mail, fax or EDI or carrier service.

         Purchaser: Contract Specialist - CMM&E/Austin (Carol Lauer)
                    Supplier Engineer - CMM&E/Austin (Hamp Levi)

         Seller:    Applied Materials Account Manager - Bill McPheeters

XXIX.    AMENDMENTS AND WAIVERS

No terms or provisions of this agreement may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such change, waiver, discharge, or termination is sought.

XXX.     GOVERNING LAW

This Agreement shall be interpreted In accordance with and governed by the laws of the **********, except as to its principles of conflicts of law. The parties hereto irrevocably submit to the jurisdiction of the *********** in any action brought by the parties hereto concerning this Agreement.

XXXI.    UNIFORM COMMERCIAL CODE

Except to the extent that the provisions of this Agreement are clearly inconsistent therewith, this Agreement shall be governed by the applicable provisions of the Uniform Commercial Code of the ***********. To the extent that this Agreement entails delivery or performance of services, such services shall be deemed "goods" within the meaning of the Uniform Commercial Code, except when to so deem such services as "goods" would result in an absurdity.

                    Confidential Materials omitted and filed
             separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

XXXII. DOCUMENTS INCORPORATED BY REFERENCE The following documents are hereby incorporated by reference:

         Attachment 1               List of Parts covered under contract/prices
         Attachment 2               ****************************************
         Attachment 3               Terms and Conditions
         Attachment 4               PPM Calculations
         Attachment 5               Discrepant Material Report
         Attachment 6               Non-Disclosure Agreement
         Attachment 7               Master Purchase Order
         Attachment 8               Continuous Program Goals
         Attachment 9               Product Model Pricing/Lead Times
         Attachment 10              Quarterly Business Reviews
         Attachment 11              **********
         Attachment 12              **********
         Attachment 13              **********
         Attachment 14              MKS Response to Purchasing Specs
         Attachment 15              *************************

XXXIII.  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and supersedes all prior written or oral and all contemporaneous oral agreement, understandings, negotiations between Purchaser and Seller with respect to the subject matter hereof.


FOR APPLIED MATERIALS:                            FOR MKS INSTRUMENTS:

/s/Carol Lauer                                    /s/Leo Berlinghieri
--------------------------                        --------------------------
Contract Specialist                               Leo Berlinghieri,
June 1, 1996                                      Director Customer Support

/s/Hamp Levi                                      /s/Bill McPheeters
--------------------------                        --------------------------
Hamp Levi,                                        Bill McPheeters,
Supplier Quality Engineer                         Account Representative
June 1, 1996

               Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.

Attachment 1                  MKS INSTRUMENTS, INC.               Contract Parts

                            Austin  Scla  Spot  Current       1996       EST. ANNUAL         1996                   1996
Amat P/N    Mks P/N          B/R    B/R    Buy   Pricing      Pricing    Change     Usage   Ext.Cost               Ext.Cost
---------------------------------------------------------------------------------------------------------------------------------
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********


    5/3/96
    Prepared by C. Lauer

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Attachment 1                 MKS INSTRUMENTS, INC.                Contract Parts

                         Austin   Scla  Spot     Current      1996       EST. ANNUAL           1996                  1996
Amat P/N        Mks P/N    B/R     B/R   Buy     Pricing     Pricing   Change   Usage        Ext.Cost              Ext.Cost
--------------------------------------------------------------------------------------------------------------------------------
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******                     *     ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******              *            ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********
********        *******      *                    ******      ******      ****        **     *******               ********
********        *******      *       *            ******      ******      ****        **     *******               ********

    5/3/96
    Prepared by C. Lauer

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Attachment 1                 MKS INSTRUMENTS, INC.                Contract Parts

                         Austin   Scla  Spot     Current      1996       EST. ANNUAL           1996                  1996
Amat P/N        Mks P/N    B/R     B/R   Buy     Pricing     Pricing   Change   Usage        Ext.Cost              Ext.Cost
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                **     *******               ********
                                                                                                                   ********

    5/3/96
    Prepared by C. Lauer

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 2

                            MKS Purchasing Agreement
                                    PO 517005

                        ********************************
                                ******** History



*****                            *******                             ***********
                                                                     ***********

*****                                                                *****
*****                                                                *****
*****                                                                *****
*****                                                                *****
*****                                                                *****
*****

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  ATTACHMENT 3

1. ACCEPTANCE - This agreement, together with the terms and conditions, constitute the final, complete, exclusive and entire agreement between Seller and Buyer with respect to the subject matter hereof. Any term or condition in any order, confirmation or other document furnished by Buyer which is in any way inconsistent with or in addition to this agreement and the terms and conditions is hereby expressly rejected, and Seller's acceptance of any offer or order of buyer is expressly made in reliance on Buyer's assent to all terms and conditions hereof. Seller's failure to object to any term or condition in any oral or written communication from the Buyer, whether delivered before or after the date hereof, shall not constitute an acceptance thereof or a waiver of any term or condition hereof.
         ********************************************
         *****************************************************.

2. INVOICES - Invoices shall contain the following information: purchase order number, item number, description of goods, sizes, quantities, unit prices, and extended totals in addition to any other information specified elsewhere herein. Payment of invoices shall not constitute acceptance of goods or services and shall be subject to adjustment for errors, shortages, defects in the goods, or other failure of Seller to meet the requirements of the Purchase Order. If any product is deemed defective by Buyer, Buyer shall return such defective product to Seller within ***** against the original P.O. number in accordance with Seller's instructions, freight prepaid, with a description of such defect. All *******************
         *************************************************************** Partial
         shipments must be invoiced separately.

3. CASH DISCOUNTS - Time in connection with any discount offered will be calculated from
         ***********************************************************
         **********************************************************. For the
         purpose of earning the discount, payment is deemed to be made on the date of ********************.

4. TAXES - Unless otherwise specified, the agreed prices include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Seller's invoice.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


5. PRICES - Seller hereby agrees and represents that prices charged for goods and services provided hereunder ********************
         *********************************************************************
         **********************************************.

6. ODC ELIMINATION - (a) In the event Seller's goods are manufactured with or contain Class I ODCs as defined under Section 602 of the Federal Clean Air Act (42 USC Section 7671a(a)) and implementing regulations, or if Seller suspects that such a condition exists, Seller shall notify Buyer prior to performing and work against this order. Buyer reserves the right to terminate all orders for such goods without penalties. (b) Buyer reserves the right to return any and all goods delivered which are found to contain or have been manufactured with Class A ODCs. Buyer reserves the right to terminate any outstanding orders for such goods without penalties. Seller shall reimburse Buyer all monies paid to Seller and all additional costs incurred by Buyer in purchasing and returning such goods.

7.       DELIVERY -

         (a) Time is of the Essence. Failure to deliver to a mutually acceptable delivery schedule shall constitute default.

         (b) Buyer will pay only for maximum quantities ordered. Overshipments will be held at Seller's risk and expense for a reasonable time awaiting shipping instructions. Return shipping charges for excess quantities will be at Seller's expense.

         (c) No partial delivery shall be made unless Buyer has given prior consent.

         (d)      ***********************************************************.

8. PACKING AND SHIPMENT - Unless otherwise specified, when the price of this order is based on the weight of the ordered goods, such price is to cover net weight of goods ordered only, and no charges will be allowed for boxing, crating, handling damage, carting, drayage, storage, or other packing requirements. Unless otherwise specified, all goods shall be packed, packaged, marked, and otherwise prepared for shipment in a manner which is (i) in accordance with good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular goods and in accordance with I.C.C. regulations and (iii) adequate to insure safe arrival of the goods at the named destination.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         Seller shall mark all containers with necessary lifting, handling, and shipping information and also purchase order numbers, date of shipment, and the names of the consignee and consignor. An itemized packaging sheet must accompany each shipment.

9. RESPONSIBILITY FOR GOODS - Seller shall ********************* **************************************. All shipment will be delivered by Seller. Freight collect, or if prepaid, such freight will be billed to the Buyer and Buyer will reimburse Seller for such freight. Unless otherwise specified by Buyer, transportation will be by the most cost effective method of transportation in keeping with any particular delivery date.

10. QUALITY ASSURANCE - (a) All goods purchased hereunder shall be subject to inspection and test by Buyer to the extent practicable at all times and places, including the period of manufacture and in any event, prior to final acceptance. If inspection or test is made by Buyer on Seller's premises, Seller, without additional charge, shall provide all reasonable facilities and assistance for the safety and convenience of Buyer's inspectors. No preliminary inspection or test shall constitute acceptance. Records of all inspection work shall be kept complete and available to Buyer during the performance of this order and for such further period as the Buyer may determine.

         (b) In case any goods are defective in material or workmanship, or otherwise not in conformity with the requirements of this order, Buyer shall have the right either to reject, require correction, or accept such goods with a mutually acceptable adjustment in price. Any goods which have been rejected or required to be corrected shall be replaced or corrected by and at the expense of the Seller promptly after notice. If, after being requested by Buyer, the Seller fails to promptly replace or correct any defective goods within the delivery schedule, Buyer may
         ****************************************************************
         ****************************************************************
         ****************************************************************
         ****************************************************************
         ****************************************************************.

         (c) The Seller shall provide and maintain a quality assurance program which is acceptable to Buyer.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


11. WARRANTY - (a) Seller warrants that all goods and services delivered hereunder shall be free from defects in workmanship, material, and manufacture; shall comply with the requirements of this contract, including any drawings or specifications incorporated herein or samples furnished by Seller, and, where design is Seller's responsibility, shall be free from defects in design. Seller further warrants all goods purchased hereunder shall be of merchantable quality and shall be fit and suitable for the purpose intended by Buyer. The foregoing warrants shall constitute conditions and are in addition to all other warranties, whether expressed or implied, and shall survive any delivery, inspection, acceptance, or payment by Buyer.

         (b) If any goods or services delivered hereunder do not meet the warranties specified herein or otherwise acceptable, Buyer may
         ****************************************************************
         ****************************************************************
         ****************************************************************
         ****************************************************************
         ****************************************************************.

         (c) Buyer's approval of Seller's material or design shall not relieve Seller of the warranties set forth in this clause, nor shall waiver by Buyer or any drawing or specification requirement for one or more of the goods constitute a waiver of such requirements for the remaining goods to be delivered hereunder unless so stated by Buyer in writing. The provisions of this clause shall not limit or affect the rights of Buyer under the clause entitled "QUALITY ASSURANCE".

12. CHANGES - Buyer may at anytime, by a written order and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the order quantities, or make changes within the general scope of this order in any one or more of the following:

         (a) method of shipment or packing, and/or

         (b) place and date of delivery

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         (c) any requested changes in design or product specification will be promptly considered by Seller and accommodation to such requests will be at Seller discretion. If any such change causes an increase or decease in the cost of or time required for performance of the Purchase Order, an equitable adjustment shall be made in the Purchase Order price or delivery schedule, or both, and the order shall be modified in wiring accordingly. No claim by Seller for adjustment hereunder shall be valid unless asserted within ************* from the date of receipt by Seller of the notification of change, provided however, that such period may be extended upon written approval of Buyer. However, nothing in this clause shall excuse Seller from proceeding with the order as changed or amended.

13. TERMINATION FOR DEFAULT - (a) Buyer may, by notice, termination this Purchase Order in whole or in part (i) is Seller fails to deliver goods or services on agreed delivery schedules; (ii) if Seller fails to replace or correct defective goods or services; (iii) if Seller materially fails to perform any other obligations or; (iv) if Seller becomes insolvent.

         (b) In the event of termination pursuant to this Section:

                  (i) Seller shall continue to supply any portion of this Purchase Order not terminated.

                  (ii) At Buyer's request Seller will transfer title and deliver to Buyer:

                           (1) any completed goods, (2) any partially completed goods, and (3) all unique materials. Prices for partially completed goods and unique materials so accepted shall be negotiated. However, such prices shall not exceed the Agreement price per item.

         (c) Buyer's rights and remedies herein are in addition to any other rights and remedies provided by law or in equity.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


15. PATENTS, ROYALTIES, AND ENCUMBRANCES - Seller will defend at its own expense any action against Buyer to the extent it is based on a valid claim of infringement of a United States patent, copyright or trademark by Seller's products purchased hereunder and pay those damages or costs finally awarded against Buyer in such action which are directly attributable to such claim, provided Buyer notifies Seller promptly in writing of any such action and prior related claims and gives Seller sole control of the defense and any negotiations for settlement or compromise. Should any Product become, or in Seller's opinion be likely to become, the subject of a claim of infringement, Buyer shall permit Seller, at Seller's option and expense, either (a) to procure for Buyer the right to continue using such Products, (b) replace or modify the same to become noninfringing, or (c) grant Buyer a credit less depreciation for use, damage, and obsolescence and accept its return. Said depreciation shall be an equal amount per year over the life of the Products which is agreed for purposes of this clause to be five (5) years from the date hereof. However, Seller shall have no liability to Buyer under this clause or otherwise for any infringement, or claim thereof based upon [(d) a portion of any Product nonmanufactured or developed by or on behalf of Seller,] (e) the use of the Products in combination with other products, equipment, devices, software, or data not supplied by Seller, or (f) the combination, alteration, or modification of any Product supplied hereunder if such claim would have been avoided by the absence of such combination, alteration, or modification.

16. PATENT LICENSE - Conditioned upon payment in full of the purchase price for Products sold hereunder Seller, as part consideration for this Purchase Order and without further cost to Buyer,*****************
         ****************************************************************
         ****************************************************************
         ****************************************************************
         ****************************************************************. In
         addition, Buyer *********************************************
         ****************************************************************
         ****************************************************************.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


17. INSURANCE - Seller shall maintain (1) comprehensive general liability insurance covering bodily injury, property contractual liability, products liability and completed operations, (2) Worker's Compensation and employer's liability insurance, and (3) auto insurance, in such amounts as are necessary to insure against the risks of Seller's operations. Upon request, Seller shall furnish to Buyer certificates evidencing such coverage. Seller shall notify Buyer at least thirty
         (30) days prior to the cancellation or change of any of the foregoing policies.

18. TOOLS AND DOCUMENTS - Unless otherwise agreed in writing, special dies, tools, patterns and drawings used in the manufacture of goods herein ordered shall be furnished by and at the expense of the Seller.

19.      ****************************************************************a
         ****************************************************************
         *********************************************.

20. ASSIGNMENTS - No right or obligation under this order shall be assigned by Seller without the prior written consent of Buyer, and any purported assignment without such consent shall be void. Buyer may assign this order at any time if such assignment is considered necessary by Buyer in connection with a sale of Buyer's assets or a transfer of its obligation.

21. GRATUITIES - Seller warrants that it has not offered or given and will not offer or give to any employee, agent, or representative of Buyer any gratuity. Any breach of this warranty shall be material breach of each and every contract between Buyer and Seller.

22. NOTICE OF LABOR DISPUTES - Whenever an actual or potential labor dispute is delaying or threatens to delay the timely performance of this Purchase Order, Seller will immediately notify Buyer of such dispute and furnish all relevant details.

23. INSOLVENCY - The insolvency or adjudication of bankruptcy, the filing of a voluntary petition, or the making of an assignment for the benefit of creditors, by either party, shall be a material breach hereof.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


24. COMPLIANCE WITH LAWS - Seller warrants that no law, rule, or ordinance of the United States, a state, or any other government agency has been violated in supplying the goods or services ordered herein.

25. WAIVER - In the event Buyer fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges hereunder, such failure shall not constitute a waiver of such terms, conditions, rights, or privileges.

26. EQUAL EMPLOYMENT OPPORTUNITY - Seller represents and agrees that it is in compliance with Executive Order 11246 and implementing regulations unless exempted.

27. GOVERNMENT CONTRACTS - If this Purchase Order is issued in connection with direct performance of a Government prime contract or subcontract, then the flowdown Federal Acquisition Regulations clauses (and any applicable agency supplements thereto) in effect on the date of this Purchase Order are incorporated herein by reference. The contract number of the prime contract or subcontract is listed on the fact of this Purchase Order.

28. LIMITATION OF LIABILITY - SELLER SHALL NOT BE LIABLE TO BUYER HEREUNDER FOR CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS, LOSS OF USE OF THE EQUIPMENT OR ANY ASSOCIATED EQUIPMENT OR LOSS OF PRODUCT FROM BUYER'S OR OWNER'S PLANT ARISING OUT OF CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY OR STRICT LIABILITY. AS USED HEREIN, INCIDENTAL OR INDIRECT DAMAGES SHALL NOT MEAN INJURY TO PERSONS OR DAMAGE TO TANGIBLE PROPERTY, EXCEPT FOR PATENT AND WARRANTY OBLIGATIONS, INJURY TO PERSONS, OR DAMAGE TO THIRD PARTIES (AS USED HEREIN, BUYER SHALL NOT BE CONSIDERED A THIRD PARTY), THE TOTAL LIABILITY OF THE SELLER TO BUYER HEREUNDER SHALL NOT EXCEED
         ******* *********************.

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


29. MUTUAL INDEMNITY - Each Party shall defend, indemnify and hold harmless the other from and against any and all claims, suits, losses, and liabilities and the associated costs and expenses (including attorney's fees), caused in whole or in party by the others breach of any term or provision of this agreement, or any negligent, grossly negligent or intentional acts, errors or omissions by such party, its employees, officers, agents or representatives in the performance of this Agreement.

30. APPLICABLE LAW - This Purchase Order shall be governed by, subject to, and constructed in accordance with the laws of the *************** excluding conflict of law rules.

31. FORCE MAJEURE - Neither party shall be liable for failure to perform any of its obligations under this agreement during any period in which such party cannot perform due to fire, flood, or any other natural disaster, war, embargo, riot, or the intervention of any government authority, provided that the party so delayed immediately notifies the other party of such delay. If Seller's performance is delayed for these reasons **** ********************************************* uyer may terminate this agreement and/or any Purchase Orders hereunder by giving Seller written notice, which termination shall be effective upon receipt of such notice. If Buyer terminates, its sole liability under this agreement or any other Purchase Orders issued hereunder will be to pay any balance due for conforming Product (1) delivered by Seller before receipt of Buyer's termination notice; and (2) ordered by Buyer for delivery and actually delivered within fifteen (15) days after receipt of Buyer's termination notice.

ATTACHMENT 4            Confidential Materials omitted and filed separately with
             the Securities and Exchange Commission. Asterisks denote omissions.

                             SUPPLIER RATING SYSTEM
                                PPM CALCULATIONS

WHAT THE HECK IS PPM?

The number of parts rejected or delinquent out of every million parts produced.

                QUALITY

                No. of parts rejected                          15
                (incoming & floor)
                Divided by
                No. of parts received                         147
                                                              ---
                x 1,000,000                  0.1020408 x 1,000,000 = 102,041 PPM

                DELIVERY

                No. of parts rec. late                         44
                (1 or more days)
                Divided by
                No. of parts received                         147
                                                              ---
                x 1,000,000                  0.2993197 x 1,000,000 = 299,320 PPM

SUPPLIER RATING INDEX (SRI)

                ************************************
                ************************************

                ****************************************************************
                **************************.

                ********************                         *******************
                ********************                         *******************
                ********************                         *******************
                ********************                         *******************

SUPPLIER QUALITY INDEX (SQI)                       SUPPLIER DELIVERY INDEX (SDI)

Supplier Quality Performance                       Supplier Delivery Performance

C. Lauer
5/5/96

                                  ATTACHMENT 5

                                      AMET
                        DISCREPANT MATERIAL REPORT (DMR)

                           (USE BLACK INK, PRESS HARD)

1.  BILL NO    2.  PREV  3.  DESCRIPTION

4.  PRODUCT    5. MODEL       6.  WORK ORDER, ACCOUNT, OR WAREHOUSE LOCATION    7.  SERIAL NO.

8.  ORIGINATOR OR PRINT ________                  9.  EMPLOYEE NO.              10.  DATE

11.  RCA REQUIRED?            12. PAGE       13. ZONE       14.  DEFECT CODE         15.  QTY REACTED    16.  TIME
               YES       NO

17.  REQUIREMENTS
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

18.  DISCREPANCY
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

19.  WHEN FAILURE _________


20.  DISPOSITION    21.       22.  ____________                                 23.  HAND EXCHANGE?
                    REJECT
                    CODE                     AMET           SUPPLIER                 YES       NO

LINE AS IS          24.  __________                    25.  _____________  QTY  26.  STOCK     27.  STOCK
                                                                                CHECK          LOCATION
_________           28.  _____________                                            YES/NO

                                                       29.  ________ LOT NO.    30.  RTV ____

_____WORK IN HOUSE  31.  ____ WORK TIME ____

QTY
                    32.  SUPPLIER NAME                      33.  SUPPLIER NO.

34.  FLOOR _____ (PRINT & _______)                     35.  EMPLOYEE NO.        36. DATE/TIME

39.  COMMENTS:
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

40.  CIRCLE ONE     41.  ____ CODE      42.  _______ P.O. 7 ITEM NO.            42.  ________  QTY  43.  REORDER P.O. ___
CONSIGN/DEBIT

SHIP VIA:      (1) WILL CALL       (2) COMMON          (3) UPS        (4) FED X      (5) AIR        (7) OTHER

SERVICE REQUIRED:   (0) N/A        (1) ONE DAY         (2) OVER NIGHT      (3) ECONOMY         (4) OTHER

FREIGHT CHARGES:    (1) PREPAY & BILL                  (2) PREPAY & ALLOW  (3) COLLECT         (4) OTHER

FOB:                     (1) DESTINATION               (2) SHIPPING POINT  (3) FACTORY         (4) OTHER

44.  ___________ NAME    DATE      45.  _____ NO.                                                   46.  P.O. DUE DATE

47.  _______ P.O. SHIP VIA CODE    48.  ____ CODE      49.  SHIPPING AUTHORIZATION NO.

50.  ________ AUTHORIZATION COMMENTS:

51.  COMMENTS:
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________

52.  SYSTEM         53.  DATE ENTERED        54.  ENTERED BY:    55.  ACCURATE _____      56.  AUDITOR        DATE
                                                                      YES       NO

ATTACHMENT 6                                 Confidential Materials omitted and filed separately with the
NONDISCLOSURE AGREEMENT (BILATERAL)      Securities and Exchange Commission. Asterisks denote omissions.

APPLIED MATERIALS, INC. ("Applied"), having its principal offices in Santa Clara, CA and MKS Instruments, Inc. ("Participant") having its principal offices in Andover, Massachusetts, wish to exchange certain proprietary information, the party disclosing such information being referred to herein as "Discloser" and the party receiving information being referred to as "Recipient." The parties agree as follows:

I.       IDENTIFICATION OF PROPRIETARY INFORMATION

         A. Applied may disclose the following types of information: all drawings, specifications, and other information relating to all parts under Master PO 517005/A/S

         B. Participant may disclose the following types of information:
            ____________________________________________________________________
            ____________________________________________________________________
         C. The information described in A. and B. above shall be deemed "Proprietary Information" if:

                  (1) in the case of a written disclosure, Discloser affixes to the document an appropriate legend, such as "Proprietary" or "Confidential", and

                  (2) in the case of an oral or visual disclosure, Discloser makes a contemporaneous oral statement and delivers to Recipient a written statement within thirty (3) days to the effect that such disclosure is proprietary, confidential or the like.

         D. "Proprietary Information" shall not include information which: (1) becomes a matter of public knowledge through no fault of Recipient, (2) is rightfully received by Recipient from a third party without restriction on disclosure, (3) is independently developed by Recipient without the use of Discloser's Proprietary Information, (4) is in the possession of Recipient prior to its disclosure by Discloser, or (5) is disclosed pursuant to a valid order of a court or authorized government agency provided that Recipient has given Discloser an opportunity to defend, limit or protect such disclosure.

II.      RESPONSIBILITIES OF RECIPIENT

         A. Recipient agrees (1) not to disclose Proprietary Information to any third party and (2) to protect the Proprietary Information with at least the degree of care with which it protects its own proprietary information, but in no case with less than a reasonable degree of care.

         B. Within thirty (30) days of a written request by Discloser, Recipient shall (1) destroy or return to Discloser all documents received from Discloser which contain Proprietary Information, all documents it may have created which reveal any Proprietary Information, and all copies of the foregoing (except for one copy which may be kept by the legal department for archival purposes only), and (2) deliver to Discloser a certificate stating that Recipient has complied with such requests.

         C. The Nondisclosure Agreement ("NDA") Coordinator for Applied shall be Carol Lauer.

         D. The NDA Coordinator for Participant shall be Leo Berlinghieri.

III.     DISCLOSURE PERIOD AND CONFIDENTIALITY PERIOD

         A. The period during which Discloser may disclose Proprietary Information under this Agreement shall begin on the date of the first disclosure of Proprietary Information (which may be prior to the date of this Agreement) and shall end on 5/31/02 (if no date is specified, the period shall end three
(3) years from the date this Agreement was signed). Either party may terminate the Agreement by giving the other party ten (10) days written notice.

         B. The obligations set forth in Article II shall (1) termination five
(5) years from the initial date of disclosure of the particular item of Proprietary Information and (2) survive the termination or expiration of this Agreement.

IV.      MISCELLANEOUS

         A. Recipient shall not acquire intellectual property rights from Discloser other than by a separate written agreement. The disclosure of Proprietary Information by Discloser does not constitute a warranty that such information does not infringe the rights of any third party.

         B. This Agreement does not create any partnership, joint venture or agency between the parties. This Agreement shall not prevent a party from entering into a relationship with a third party, provided the first party does not violate the terms of this Agreement.

         C. Before exporting or reexporting any Proprietary Information, a party must comply with all applicable regulations of the U.S. Department of Commerce Office of Export Administration and/or other applicable agencies.

         D. This Agreement is the complete and exclusive statement of the understanding between the parties regarding the subject matter hereof and supersedes all prior or contemporaneous communications. It may be amended only by a writing signed by both parties.



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         E. This Agreement shall be interpreted and enforced according to the laws of the *********** (exclusive conflict of law rules).

APPLIED MATERIALS, INC.                                               MKS Instruments, Inc.
                                                                           (Name of Participant Company)

By: /s/ C. Lauer         5/3/96    By: /s/ Leo Berlinghieri                          6/12/96
   -----------------     ------       ----------------------------                   -------
      (Signature)        (Date)    (Signature)              (Date)

Carol Lauer              Contract Specialist      Leo Berlinghieri              Vice President, Customer Support
--------------------     -------------------      ---------------------         --------------------------------
  (Printed Name)             (Title)                 (Printed Name)                        (Title)

Applied Division or Product Group: GMME           Please circle one:       Customer       Supplier       Consultant
                                   --------

Attachment 7        Confidential Materials omitted and filed separately with the
                 Securities and Exchange Commission. Asterisks denote omissions.

APPLIED MATERIALS   BILL TO:  ACCOUNTS PAYABLE MAILSTOP NO. 3200                     PURCHASE ORDER
                                   9700 U.S. HIGHWAY 290 EAST
                                   AUSTIN, TX 78724-1102
                                   PHONE (512) 272-1000    FAX (512) 272-3000                                      NO.  517005

TO:       MKS INSTRUMENTS, INC.         SHIP TO:  METRIC 5 BLDG. 5-B, 9715 BURNET RD., AUSTIN, TX 78758       Amendment:
          6 Shattuck Road               SHIP TO ABOVE ADDRESS UNLESS OTHERWISE NOTED BELOW
          Andover, MA 01810                                                                                        Date:  6/1/96

CONFIRMING:  L. Berlinghleri  By  PL  TERMS  INSP. CODE  RESALE NO. 3-00103-8201-5             SHIP VIA:                FOB
                              CL      Net 30             TAXABLE [ ] RESALE [ ]  [ ] PPD [ ] COL [ ] Per Contract Terms Sellers Dock

ITEM      QUANTITY  UNIT      AMI PART NO.   RE        DESCRIPTION         DELIVERY       ACCT. NO.      UNIT PRICE     EXTENDED
NO.                                          V.                            SCHEDULE                                     PRICE



               Enter Document Text Here:     This Master Purchase Order, No. 517005 (Fixed Price Spot Buys(, 517005A (Austin Bus
                                             Route), 517005S (Santa Clara Bus Route) is issued to MKS Instruments, Inc. for the purchase of products described in the attached Purchase Agreement per the Terms &
                                             Conditions attached.

                                             Ship To:       Applied Materials
                                                            9715 Burnet Road
                                                            Metric 5
                                                            Austin, Texas 78758
                                                                      or
                                                            Applied Materials, Bldg. 17, 2821 Scott Blvd., Santa Clara, CA 95060

                                                                                Estimated Contract Value...     ********************
                                                                                                                ********************
                                                                                                                ********************
                                                                                                                ********************

                    NOTE:  APPLIED MATERIALS WILL NOT BE LIABLE FOR GOODS, SERVICES, COSTS OR EXPENSES WHICH HAVE NOT BEEN
                                                AUTHORIZED BY APPLIED MATERIALS PURCHASING PERSONNEL.

                                                                                                             APPLIED MATERIALS
THIS ORDER CAN BE ACCEPTED ONLY UPON THE TERMS AND CONDITIONS SPECIFIED ON THE
FACE AND REVERSE SIDE HEREOF, INCLUDING SUCH SPECIFICATIONS, DRAWINGS OR OTHER
DOCUMENTS AS ARE INCORPORATED HEREIN BY REFERENCE OR ATTACHED
HERETO.  READ THEM!                                                                                   By:___________________________
                                                                                                                   BUYER

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omission.


                                  Attachment 8
                              MKS Improvement Plan
                          Delivery & Quality PPM Levels

*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*************************************************************.

Delivery Performance

1. MKS will track it's own on-time delivery performance and compare to the Applied Materials performance reports. All late deliveries will be******************
                ********************************** will be performed on this data and any trends identified will be followed by a corrective action.

2.              ************************************************************
                ************************************************************
                *****************************************************.

3.              Although MKS has produced under **************************
                ************************************ we periodically have
                ****************************************************************
                *******************************************. Currently MKS is
                **************************************************************
                ****************************************************************
                ***************************************
                ******************************. This directly supports our delivery and quality improvement effort.


4. ****************** will continue to be done on a regular basis to ensure MKS adjusts required capacity to meet current and projected loads.


Quality Performance

1.              MKS will continue to
                ********************************************. Additional
                emphasis will be placed on ********************** related to Applied Materials demand.

2.              MKS will continue to
                ************************************************ on these
                processing procedures. These procedures will be included in our
                ***********************.

3. MKS will review the returns from Applied Materials **********************. Any trends identified will be followed
                ******************.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


4.              The MKS
                ****************************************************************
                will conduct a
                ********************************************************** input from the **********************with a goal of quality improvement.

5.              MKS will incorporate its
                **********************************************
                ***************************.

6. MKS *********************** will meet with Applied Materials *********************** to review
                ***************************************.

The above information and action will be summarized and shown at the quarterly meeting between Applied Materials and MKS Instruments. Other improvement techniques will be explored and utilized relative to the performance data and failure analysis.

                                  Attachment 9









               Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.

                                  Attachment 10


                           QUARTERLY BUSINESS REVIEWS


July 30, 1996

Quality PPM
Delivery PPM

Notes:





October 18, 1996

Quality PPM
Delivery PPM

Notes:





January, 1997

Quality PPM
Delivery PPM

Notes:

                                  ATTACHMENT 11




                                       No.    0250-09510
                                       Date:  9/11/92
APPLIED MATERIALS    SPECIFICATION,    Rev:   E1 ADG
                     COMMODITY         Page   1 of 9
--------------------------------------------------------


APPROVALS
--------------------------------------------------------


CMMR Engr. Test Engr Mgr. Test Engr. M.E. Mgr. W.C. Mgr.
--------------------------------------------------------




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                            Pages 1 through 9 contain
                 Confidential Materials which have been omitted and filed separately with the Securities and Exchange Commission.










                                 REV       CHANGE       DFTG     APVD
DATE
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                Information contained in this document if considered by Applied
                Materials to be confidential and is not to be used in any manner without the consent of Applied Materials

                                                          APPLIED MATERIALS
Used on Assembly                         3050 Bowers Ave., Santa Clara, CA 95054


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
                                  ATTACHMENT 12


                                                        No.    0250-09509
                                                        Date:  9/19/1994
APPLIED MATERIALS            SPECIFICATION,             Rev:   PI
                             COMMODITY                  Page   1 of 9
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APPROVALS:
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            CMMR Engr. Test Engr Mgr. Test Engr. M.E. Mgr. W.C. Mgr.
-------------------------------------------------------------------------




                            ************************




                            Pages 1 through 9 contain
                 Confidential Materials which have been omitted
        and filed separately with the Securities and Exchange Commission.









                                REV       CHANGE       DFTG     APVD
DATE
--------------------------------------------------------------------


                Information contained in this document if considered by Applied Materials to be confidential and is not to be used in any manner without the consent of Applied Materials

                                                       APPLIED MATERIALS
Used on Assembly                         3050 Bowers Ave., Santa Clara, CA 95054

                                  ATTACHMENT 13


                                                     No.     0250-10023
                                                     Date:   6/17/94
APPLIED MATERIALS            SPECIFICATION,          Rev:    E1 ADG
                             COMMODITY               Page    1 of 5
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APPROVALS:
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            CMMR Engr. Test Engr Mgr. Test Engr. M.E. Mgr. W.C. Mgr.
-----------------------------------------------------------------------




                               *******************



                            Pages 1 through 5 contain
                 Confidential Materials which have been omitted
        and filed separately with the Securities and Exchange Commission.









                                        REV       CHANGE       DFTG     APVD
DATE
----------------------------------------------------------------------------


                Information contained in this document if considered by Applied Materials to be confidential and is not to be used in any manner without the consent of Applied Materials

                                                          APPLIED MATERIALS
Used on Assembly                         3050 Bowers Ave., Santa Clara, CA 95054

                                  ATTACHMENT 14






                                 To be provided


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
ATTACHMENT 15                Confidential Materials omitted and filed separately
                             with the Securities and Exchange Commission.
                             Asterisks denote omissions.

Delivery Mechanics

TYPE 5 - Just-In-Time Bus Route Mechanics

A. This Agreement authorizes Seller to create and maintain inventory subject to the terms of this Agreement, for the Bus Route Program in accordance to and subject to Article 5 of the Master Purchase Order and Sales Agreement. Items to be included in the Bus Route Program are found in Attachment 1 of the Master Purchase Order and Sales Agreement.

B. Buyer will notify Seller of requirements **************************.
*************************************************************.

C. Seller will
**************************************************************************
*******************.

D. Seller shall have all items
*****************************************************
**************************.


E. If the
*******************************************************************************
*******************************.

F. For back ordered items, Seller will
*******************************************
********************************************************************************
********************************.

G. Seller will be paid *********************************************************
*******************************:

      For ********************

      *******************************************************************


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
                                     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

            *******************************************************************
            *******************************************************************

            For ********************

            *******************************************************************
            *******************************************************************
            *******************************************************************

H. Seller will maintain *************************************************
*******************************.

I. Buyer
will********************************************************************
********************************************************************************
******************************************************.

                  1.    If discrepancies in pricing or quality are found,
                        *******************************************************.

                  2.    If no discrepancies are found,
                        **************************************
                        ******************************************.

J. Buyer shall make payment to Seller in accordance with the terms established in this agreement.


                                        2